Exhibit 10.16

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This Amendment No. 1 to Credit Agreement (this “Amendment”) is entered into as of October 24, 2012 by and among Catamaran Corporation (f/k/a SXC Health Solutions Corp.), a corporation organized under the laws of the Yukon Territory, Canada (the “Borrower”), JPMorgan Chase Bank, N. A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of July 2, 2012 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendment to Credit Agreement. Upon the Effective Date (as defined below), the Credit Agreement shall be amended as follows:
(a)    The definition of “Prepayment Event” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:
“Prepayment Event” means:
(a)    any Asset Disposition (other than a Disregarded Asset Disposition) if and to the extent that, inclusive of the Net Proceeds thereof, the aggregate Net Proceeds from all Asset Dispositions (other than Disregarded Asset Dispositions) exceed $75,000,000 in the fiscal year in which such Asset Disposition occurs;
(b)    to the extent not constituting a Prepayment Event under clause (a) above, any Asset Disposition of tangible assets (other than a Disregarded Asset Disposition) if and to the extent that, inclusive of the Net Proceeds thereof, the aggregate Net Proceeds from all Asset Dispositions of tangible assets (other than a Disregarded Asset Disposition) exceed $35,000,000 in the fiscal year in which such Asset Disposition occurs (it being the intent of the parties that prepayments in respect of Asset Dispositions described in this clause (b) not be duplicative of prepayments in respect of Asset Dispositions described in clause (a) above); or
(c)    the incurrence by the Borrower or any Subsidiary of any Indebtedness other than Indebtedness permitted under Section 6.01.
(b)    Section 1.01 of the Credit Agreement shall be amended by adding the following new definition in appropriate alphabetical order:
“Disregarded Asset Disposition” means any Asset Disposition described in Section 6.03(b)(i) or Section 6.03(b)(ii).
(c)    Section 6.02(i) shall be amended by deleting the period at the end thereof and inserting in its place “; and”.
(d)    Section 6.02 shall be amended by inserting the following new clause (j) therein:
(j)    any Asset Disposition permitted by Section 6.03.
2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that as of the date hereof and as of the Effective Date:
(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Effective Date as if made on such date, or to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date; and
(c)    After giving effect to this Amendment, no Default has occurred and is continuing.
3.    Effective Date. This Amendment shall become effective on the date (the “Effective Date”) upon which all of the following conditions have been satisfied:
(a)    the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); and
(b)    the execution and delivery by the Borrower and the Subsidiary Guarantors of an Affirmation of Guaranty and Collateral Documents in the form of Exhibit A hereto.
In the event the Effective Date has not occurred on or before October 31, 2012, this Amendment shall not become operative and shall be of no force or effect.
4.    Reference to and Effect Upon the Credit Agreement.
(a)    Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall constitute a Credit Document.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
5.    Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
6.    Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
CATAMARAN CORPORATION (f/k/a SXC Health Solutions Corp.), as Borrower
By     /s/ Jeffrey Park
Name: Jeffrey Park
Title:    Authorized Officer
JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By     /s/ Krys Szremski
Name: Krys Szremski
Title:    Vice President
BANK OF AMERICA, N.A., as a Lender
By     /s/ Yinghua Zhang
Name: Yinghua Zhang
Title:    Vice President
BARCLAYS BANK PLC, as a Lender
By     /s/ Lisa Minigh
Name: Lisa Minigh
Title:    Assistant Vice President
FIFTH THIRD BANK, Canada Branch, an authorized foreign Bank under the Bank Act (Canada), as a Lender
By     /s/ Mauro Spagnolo
Name: Mauro Spagnolo
Title:    Managing Director and Principal Officer
PNC BANK, NATIONAL ASSOCIATION, as a Lender
By     /s/ Patrick Flaherty
Name: Patrick Flaherty
Title:    Assistant Vice President
Royal Bank of Canada, as a Lender

By     /s/ Scott MacVicar
Name: Scott MacVicar
Title:    Authorized Signatory
SUNTRUST BANK, as a Lender
By     /s/ Dana Dhaliwal
Name: Dana Dhaliwal
Title:    Director
Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender
By     /s/ Scott O'Connell
Name: Scott O'Connell
Title:    Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By     /s/ David Christiansen
Name: David Christiansen
Title:    Director
By     /s/ John Bosco
Name: John Bosco
Title:    Vice President

Notice Address:
Credit Agricole Corporate and Investment Bank,
1301 Avenue of the Americas,
New York, NY, 10019
Attention: Dawn Evans
Telephone: 732-590-7718
Facsimile: 917-849-5464

MIZUHO CORPORATE BANK, LTD., as a Lender
By     /s/ Bertram H. Tang
Name: Bertram H. Tang
Title:    Authorized Signatory
TD BANK, N.A., as a Lender
By     /s/ Todd Antico
Name: Todd Antico
Title:    Senior Vice President
SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By     /s/ David W. Kee
Name: David W. Kee
Title:    Managing Director
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By     /s/ Kirk Tesch
Name: Kirk Tesch
Title:    Director
U.S. BANK National Association
By     /s/ Michael West
Name: Michael West
Title:    Vice President
KEYBANK NATIONAL ASSOCIATION, as a Lender
By     /s/ Sukanya V. Raj
Name: Sukanya V. Raj
Title:    Vice President & Portfolio Manager

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By     /s/ Ari Bruger
Name: Ari Bruger
Title:    Vice President
By     /s/ Patrick L. Freytag
Name: Patrick Freytag
Title:    Associate
Morgan Stanley Bank, N.A., as a Lender
By     /s/ Alice Lee
Name: Alice Lee
Title:    Authorized Signatory
CITIBANK, N.A., as a Lender
By     /s/ Laura Fogarty
Name: Laura Fogarty
Title:    Vice President
BRANCH BANKING AND TRUST COMPANY, as a Lender
By     /s/ Sterling B. Pierce, III
Name: Sterling B. Pierce, III
Title:    Senior Vice President
Compass Bank, as a Lender
By     /s/ Michael E. Wendling
Name: Michael E. Wendling
Title:    Senior Vice President
THE NORTHERN TRUST COMPANY, as a Lender
By     /s/ Anne Nickel
Name: Anne Nickel
Title:    Second Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender
By     /s/ Lori Cummins-Meyer
Name: Lori Cummins-Meyer
Title:    Vice President
FIRST HAWAIIAN BANK, as a Lender
By     /s/ Dawn Hofmann
Name: Dawn Hofmann
Title:    Vice President
SABADELL UNITED BANK, N.A., as a Lender
By     /s/ Maurici Lladó
Name: Maurici Lladó
Title:    Executive Vice President
Corporate & Commercial Banking
FIRSTMERIT BANK, N.A., as a Lender
By     /s/ Timothy Daniels
Name: Timothy Daniels
Title:    Vice President
Manufacturers Bank, as a Lender
By     /s/ Charles C. Jou
Name: Charles C. Jou
Title:    Vice President
RBS Citizens, N.A., as a Lender
By     /s/ Cheryl Carangelo
Name: Cheryl Carangelo
Title:    Senior Vice President

EXHIBIT A
AFFIRMATION OF GUARANTY AND COLLATERAL DOCUMENTS
Each of the undersigned (i) acknowledges receipt of a copy of that certain Amendment No. 1 to Credit Agreement dated as of the date hereof (the “Amendment”) amending that certain Credit Agreement dated as of July 2, 2012 (the “Credit Agreement”) referred to therein, (ii) consents to the Amendment and each of the transactions referenced therein, (iii) hereby reaffirms its obligations under the Parent Guaranty, the Subsidiary Guaranty and each other Collateral Document to which it is a party, as applicable, and (iv) agrees that all references in any such other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.
Dated as of October 24, 2012
[signature page follows]

CATAMARAN CORPORATION (f/k/a SXC Health Solutions Corp.)
By     /s/ Jeffrey Park
Name: Jeffrey Park
Title:    Authorized Officer
CATAMARAN INC. (f/k/a SXC Health Solutions, Inc.)
By     /s/ Jeffrey Park
Name: Jeffrey Park
Title:    Authorized Officer
CATAMARAN PBM OF ILLINOIS, INC. (f/k/a informedRX, Inc.)
By     /s/ Jeffrey Park
Name: Jeffrey Park
Title:    Authorized Officer
CATAMARAN HEALTH SOLUTIONS, LLC (f/k/a Catalyst Health Solutions, Inc.)
By     /s/ Jeffrey Park
Name: Jeffrey Park
Title:    Authorized Officer
CATAMARAN PBM OF MARYLAND, INC. (f/k/a Catalyst Rx)
By     /s/ Jeffrey Park
Name: Jeffrey Park
Title:    Authorized Officer
CATAMARAN PBM OF ILLINOIS II, INC. (f/k/a Catalyst Rx Health Initiatives, Inc.)
By     /s/ Jeffrey Park
Name: Jeffrey Park
Title:    Authorized Officer

COALITION FOR ADVANCED PHARMACY SERVICES, LLC
By     /s/ Jeffrey Park
Name: Jeffrey Park
Title:    Authorized Officer